Exhibit 99.2

MULTI-LINE REINSURANCE & INSURANCE

AM Best, A- | Fitch, A- | Moody's, A3

- SPECIALTY LINES
- PROPERTY
- PROPERTY CATASTROPHE
- SHORT-TAIL CASUALTY

Flagstone Reinsurance Holdings Limited
Investor Financial Supplement
Second Quarter 2009

FLAGSTONE RE

Flagstone Reinsurance Holdings Limited
Crawford House
23 Church Street
Hamilton  HM 11

Contact Information:
Brenton Slade
Chief Marketing Officer
(441) 278-4303

Website Information:
http://www.flagstonere.bm

This report is for informational purposes only.  It should be read in conjunction with the documents that we file with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Flagstone Reinsurance Holdings Limited
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Page(s)
Basis of Presentation	i

Cautionary Statement Regarding Forward-Looking Statements	ii

Regulation G - Non-GAAP Financial Measures	iii

I. Financial Highlights	1

II. Income Statements
a. Consolidated Statements of Income (Loss) – Quarterly	2
b. Segment Reporting	3
c. Gross Premiums Written by Line of Business and Geographic Area of Risk	4

III. Consolidated Balance Sheets	5

IV. Investment Portfolio Composition	6

V. Loss Reserve - Paid to Incurred Analysis	7

VI. Share Analysis
a. Capitalization	8
b. Earnings Per Common Share Information - As Reported	9
c. Basic and Diluted Book Value Per Common Share Analysis	10

VII. Mont Fort Consolidation
a. Balance Sheet Consolidation	11
b. Income Statement Consolidation	12

VIII. Non-GAAP Financial Measure Reconciliation	13

Flagstone Reinsurance Holdings Limited
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

●	Unless otherwise noted, all data is in thousands, except for share, per share amounts and ratio information.

●
The debt to capitalization ratio is an indication of the leverage of the Company. It is calculated by dividing the Company’s long term debt by the total capital. Total capital represents the sum of Flagstone shareholders’ equity plus long term debt.

●	N/A – means not applicable.

●
In presenting the Company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

i

Flagstone Reinsurance Holdings Limited

Cautionary Statement Regarding Forward-Looking Statements:

This report may contain, and the Company may from time to time make, written or oral “forward-looking statements” within the meaning of the U.S. federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control, that could cause actual results to differ materially from such statements. In particular, statements using words such as “may”, “should”, “estimate”, “expect”, “anticipate”, “intend”, “believe”, “predict”, “potential”, or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause the actual results to differ include, but are not necessarily limited to: market conditions affecting the Company’s common share price; the impact of the current unprecedented volatility in the financial markets, including the duration of the crisis and the effectiveness of governmental solutions; the weakening economy, including the impact on our customers’ businesses; fluctuations in interest rates; the effects of corporate bankruptcies on capital markets; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; the cyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the sensitivity of our business to financial strength ratings established by independent rating agencies; the estimates reported by cedents and brokers on pro-rata contracts and certain excess of loss contracts where the deposit premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses; our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in the reinsurance industry; declining demand due to increased retentions by cedents and other factors; the impact of terrorist activities on the economy; and rating agency policies and practices.

These and other events that could cause actual results to differ are discussed in more detail from time to time in our filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by U.S. federal securities laws. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

ii

Flagstone Reinsurance Holdings Limited

REGULATION G

NON-GAAP FINANCIAL MEASURES

In presenting the Company’s results, management has included and discussed non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business.  However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

BASIC BOOK VALUE PER SHARE

Basic book value per common share is defined as total Flagstone shareholders’ equity divided by the number of common shares outstanding at the end of the period plus vested restricted share units, giving no effect to dilutive securities.

DILUTED BOOK VALUE PER SHARE

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities, therefore, the Company believes it is a better measure of calculating shareholder returns than basic book value per common share. Diluted book value per common share is defined as total Flagstone shareholders’equity divided by the number of common shares and common share equivalents outstanding at the end of the period including all potentially dilutive securities such as the warrant, performance share units and restricted share units. When the effect of securities would be anti-dilutive, these securities are excluded from the calculation of diluted book value per common share. The warrant was anti-dilutive and was excluded from the calculation of diluted book value per common share as at June 30, 2009 and June 30, 2008.

ANNUALIZED NET OPERATING RETURN ON AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY

Annualized net operating return on average Flagstone shareholders’ equity is defined as net operating income (net income attributable to Flagstone adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) - other, net foreign exchange losses (gains), and non-recurring items) divided by average Flagstone shareholders’ equity (the sum of opening and closing Flagstone shareholders’ equity divided by two). The result is then annualized (a statistical technique whereby figures covering a period of less than one year are extended to cover a 12 month period).

DILUTED NET OPERATING INCOME PER SHARE

Diluted net operating income per share is defined as net income attributable to Flagstone adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) - other, net foreign exchange losses (gains), and non-recurring items divided by diluted weighted average common shares outstanding.

iii

Flagstone Reinsurance Holdings Limited
FINANCIAL HIGHLIGHTS (Unaudited)

HIGHLIGHTS	Three months ended		Six months ended
	June 30, 2009	June 30, 2008	June 30, 2009	June 30, 2008

Gross premiums written	$328,709	$271,178	$690,194	$513,424
Net premiums written	$268,967	$232,743	$554,783	$458,975
Net premiums earned	$186,976	$141,767	$359,811	$277,024
Net investment income	$10,646	$13,279	$8,893	$31,975
Net income attributable to Flagstone	$67,814	$41,948	$103,557	$74,808
Net operating income (1)	$57,900	$41,785	$89,209	$92,595
Comprehensive income attributable to Flagstone	$71,289	$39,209	$108,926	$70,100
Cash flow from operating activities	$55,960	$62,356	$129,105	$168,152
Loss and loss adjustment expense reserves	$453,490	$233,596	$453,490	$233,596
Flagstone shareholders’ equity	$1,094,779	$1,280,184	$1,094,779	$1,280,184

PER COMMON SHARE AND
COMMON SHARE DATA

Basic earnings per common share	$0.80	$0.49	$1.22	$0.88
Diluted earnings per common share	$0.80	$0.49	$1.21	$0.87
Diluted net operating income per common share (1)	$0.68	$0.49	$1.05	$1.08
Basic weighted average common shares outstanding	85,070,001	85,470,205	85,070,001	85,470,043
Diluted weighted average common shares outstanding	85,162,981	85,638,506	85,253,230	85,714,196
Book value per common share	$12.87	$14.97	$12.87	$14.97
Diluted book value per common share	$12.42	$14.53	$12.42	$14.53
Diluted book value per common share plus accumulated dividends	$12.73	$14.68	$12.73	$14.68
Dividend per share declared during the period	$0.04	$0.04	$0.08	$0.08

FINANCIAL RATIOS
Growth in diluted book value per share (2)	7.2%	3.4%	10.4%	5.3%

Loss ratio	30.8%	39.7%	37.3%	34.7%
Acquisition cost ratio	19.4%	19.2%	17.9%	18.5%
General and administrative expense ratio	18.5%	17.1%	19.1%	18.3%
Combined ratio	68.7%	76.0%	74.3%	71.5%

INVESTMENT DATA
Total assets	$2,654,398	$2,473,176	$2,654,398	$2,473,176
Total cash and investments (3)	$1,826,462	$1,966,752	$1,826,462	$1,966,752

(1) Net operating income is defined as net income attributable to Flagstone adjusted for net realized and unrealized gains (losses) – investments, net realized and unrealized gains (losses) – other, net foreign exchange losses (gains) and non-recurring items.
(2) Change in diluted book value per share represents the increase in diluted book value per share in the period plus dividends declared.
(3) Cash and investments represents the total cash and cash equivalents, restricted cash, fixed maturity investments, short term investments, equities, other investments, accrued interest receivable and net payable for investments purchased.

Flagstone Resinsurance Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME (LOSS) – QUARTERLY (Unaudited)

	Quarter ended					YTD		Year Ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	June 30, 2009	June 30, 2008	December 31, 2008
REVENUES								(audited)
Gross premiums written	$328,709	$361,485	$95,246	$173,219	$271,178	$690,194	$513,424	$781,889
Premiums ceded	(59,742)	(75,669)	(10,758)	(21,984)	(38,435)	(135,411)	(54,449)	(87,191)
Net premiums written	268,967	285,816	84,488	151,235	232,743	554,783	458,975	694,698
Change in net unearned premiums	(81,991)	(112,981)	104,015	37,406	(90,976)	(194,972)	(181,951)	(40,530)
Net premiums earned	186,976	172,835	188,503	188,641	141,767	359,811	277,024	654,168
Net investment income (loss)	10,646	(1,753)	3,367	16,056	13,279	8,893	31,975	51,398
Net realized and unrealized gains (losses) - investments	7,082	(1,899)	(111,778)	(138,677)	(9,339)	5,183	(21,751)	(272,206)
Net realized and unrealized gains (losses) - other	2,470	7,430	13,761	(1,039)	11,132	9,900	(1,105)	11,617
Other income	2,333	5,169	2,946	1,418	2,127	7,502	3,851	8,215
Total revenues	209,507	181,782	96,799	66,399	158,966	391,289	289,994	453,192

EXPENSES
Loss and loss adjustment expenses	57,641	76,594	84,051	199,768	56,298	134,235	96,065	379,884
Acquisition costs	36,203	28,037	26,907	27,452	27,210	64,240	51,375	105,734
General and administrative expenses	31,619	30,427	27,537	27,839	21,025	62,046	43,975	99,351
Stock based compensation expense	2,959	3,873	4,455	(11,568)	3,189	6,832	6,788	(325)
Interest expense	3,119	3,557	4,626	3,722	4,609	6,676	9,949	18,297
Net foreign exchange (gains) losses	(362)	1,097	18,215	8,331	1,630	735	(5,069)	21,477
Total expenses	131,179	143,585	165,791	255,544	113,961	274,764	203,083	624,418
Income (loss) before income taxes and
interest in earnings of equity investments	78,328	38,197	(68,992)	(189,145)	45,005	116,525	86,911	(171,226)
Provision for income tax	(250)	706	714	(585)	(442)	456	(1,307)	(1,178)
Interest in loss of equity investments	(300)	(378)	(824)	(475)	–	(678)	–	(1,299)
Net income (loss)	77,778	$38,525	(69,102)	(190,205)	44,563	116,303	85,604	(173,703)
Less: (Income) loss attributable to noncontrolling interest	(9,964)	(2,782)	(6,460)	3,657	(2,615)	(12,746)	(10,796)	(13,599)

NET INCOME (LOSS) ATTRIBUTABLE TO FLAGSTONE	$67,814	$35,743	$(75,562)	$(186,548)	$41,948	$103,557	$74,808	$(187,302)
Income (loss) before noncontrolling interest	$77,778	38,525	$(69,102)	$(190,205)	$44,563	$116,303	$85,604	$(173,703)
Change in currency translation adjustment	5,399	1,867	(18,305)	5,316	(2,766)	7,266	(4,186)	(16,251)
Change in defined benefit pension plan obligation	(145)	(176)	(422)	57	27	(321)	(522)	(887)
Comprehensive income	83,032	40,216	(87,829)	(184,832)	41,824	123,248	80,896	(190,841)
Less: Comprehensive (income) loss attributable to noncontrolling interest	(11,743)	(2,579)	(5,536)	4,174	(2,615)	(14,322)	(10,796)	(12,158)
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO FLAGSTONE	$71,289	$37,637	$(93,365)	$(180,658)	$39,209	$108,926	$70,100	$(202,999)

KEY RATIOS

Loss ratio	30.8%	44.3%	44.6%	105.9%	39.7%	37.3%	34.7%	58.1%
Acquisition cost ratio	19.4%	16.2%	14.3%	14.6%	19.2%	17.9%	18.5%	16.2%
General and administrative expense ratio (1)	18.5%	19.9%	17.0%	8.6%	17.1%	19.1%	18.3%	15.1%
Combined ratio	68.7%	80.4%	75.9%	129.1%	76.0%	74.3%	71.5%	89.4%

PER COMMON SHARE DATA
Weighted average common shares outstanding - basic	85,070,001	85,070,001	84,878,518	85,499,283	85,470,205	85,070,001	85,470,043	85,328,704
Weighted average common shares outstanding - diluted(2)	85,162,981	85,208,294	84,878,518	85,499,283	85,638,506	85,253,230	85,714,196	85,328,704

Basic earnings per common share outstanding	$0.80	$0.42	$(0.89)	$(2.18)	$0.49	$1.22	$0.88	$(2.20)
Diluted earnings per common share outstanding	$0.80	$0.42	$(0.89)	$(2.18)	$0.49	$1.21	$0.87	$(2.20)

(1) The general and administrative expense ratio is inclusive of general and administrative expenses and stock based compensation expense.
(2) Dilutive share equivalents have been excluded in the weighted average common shares used for the calculation of diluted earnings per share in periods of net loss because the effect of such securities would be anti-dilutive.

Flagstone Reinsurance Holdings Limited
SEGMENT REPORTING (Unaudited)

	Three Months Ended June 30, 2009					Three Months Ended June 30, 2008
				Inter segment				Inter segment
	Reinsurance	Lloyd's	Insurance	Eliminations (1)	Total	Reinsurance	Insurance	Eliminations (1)	Total
Gross premiums written	$279,464	$36,614	$25,088	$(12,457)	$328,709	$265,910	$26,673	$(21,405)	$271,178
Premiums ceded	(28,860)	(6,375)	(37,019)	12,512	(59,742)	(15,039)	(44,801)	21,405	(38,435)
Net written premiums	250,604	30,239	(11,931)	55	268,967	250,871	(18,128)	–	232,743
Net premiums earned	$172,082	$13,761	$1,038	$95	$186,976	$140,420	$1,347	$–	$141,767
Other related income	1,477	413	5,082	(3,660)	3,312	570	2,505	(2,847)	228
Loss and loss adjustment expenses	(48,915)	(7,988)	(676)	(62)	(57,641)	(56,152)	(146)	–	(56,298)
Acquisition costs	(33,520)	(2,847)	(3,475)	3,639	(36,203)	(26,920)	(3,137)	2,847	(27,210)
General and administrative expenses (2)	(28,849)	(3,463)	(2,266)	–	(34,578)	(22,686)	(1,528)	–	(24,214)
Underwriting Income (Loss)	$62,275	$(124)	$(297)	$12	$61,866	$35,232	$(959)	$–	$34,273
Loss ratio (3)	28.4%	58.1%	11.0%		30.8%	40.0%	3.8%		39.7%
Acquisition cost ratio (3)	19.5%	20.7%	56.8%		19.4%	19.2%	81.4%		19.2%
General and administrative expense ratio (3)	16.8%	25.2%	37.0%		18.5%	16.2%	39.7%		17.1%
Combined ratio (3)	64.7%	104.0%	104.8%		68.7%	75.3%	124.9%		76.0%
Total Assets	$2,450,691	$93,387	$110,319		$2,654,398	$2,331,101	$142,075		$2,473,176

	Six Months Ended June 30, 2009					Six Months Ended June 30, 2008
				Inter segment				Inter segment
	Reinsurance	Lloyd's	Insurance	Eliminations (1)	Total	Reinsurance	Insurance	Eliminations (1)	Total
Gross premiums written	$583,258	$85,593	$41,810	$(20,467)	$690,194	$489,517	$45,778	$(21,871)	$513,424
Premiums ceded	(96,495)	(11,524)	(47,914)	20,522	(135,411)	(20,359)	(55,961)	21,871	(54,449)
Net written premiums	486,763	74,069	(6,104)	55	554,783	469,158	(10,183)	–	458,975
Net premiums earned	$338,678	$20,204	$876	$53	$359,811	$269,007	$8,017	$–	$277,024
Other related income	2,504	2,433	10,688	(7,283)	8,342	782	3,334	(2,847)	1,269
Loss and loss adjustment expenses	(120,145)	(13,319)	(771)	-	(134,235)	(95,954)	(111)	–	(96,065)
Acquisition costs	(60,895)	(3,884)	(6,744)	7,283	(64,240)	(47,830)	(6,392)	2,847	(51,375)
General and administrative expenses	(56,892)	(7,297)	(4,689)	-	(68,878)	(46,819)	(3,944)	–	(50,763)
Underwriting Income (Loss)	$103,250	$(1,863)	$(640)	$53	$100,800	$79,186	$904	$–	$80,090
Loss ratio (2)	35.5%	65.9%	6.7%		37.3%	35.7%	1.0%		34.7%
Acquisition cost ratio (2)	18.0%	19.2%	58.3%		17.9%	17.8%	56.3%		18.5%
General and administrative expense ratio (2)	16.8%	36.1%	40.5%		19.1%	17.4%	34.7%		18.3%
Combined ratio (2)	70.3%	121.2%	105.5%		74.3%	70.9%	92.0%		71.5%
Total Assets	$2,450,691	$93,387	$110,319		$2,654,398	$2,331,101	$142,075		$2,473,176

(1) Inter segment eliminations for 2009 relate to Flagstone Suisse quota share arrangements with Island Heritage and Lloyd's.
(2) General and administrative expenses includes stock based compensation expense.
(3) For insurance segment all ratios calculated using expenses divided by net premiums earned plus other related income.

Flagstone Reinsurance Holdings Limited
GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS AND
GEOGRAPHIC AREA OF RISK (Unaudited)

	Three months ended June 30, 2009		Three months ended June 30, 2008
	Gross premiums written	% of total	Gross premiums written	% of total
Line of Business (1)
Property catastrophe	$182,311	55.5%	$182,600	67.3%
Property	41,088	12.5%	19,057	7.0%
Short-tail specialty and casualty	80,222	24.4%	42,848	15.8%
	303,621	92.4%	244,505	90.1%
Insurance	25,088	7.6%	26,673	9.9%
Total	$328,709	100.0%	$271,178	100.0%

	Six months ended June 30, 2009		Six months ended June 30, 2008
	Gross premiums written	% of total	Gross premiums written	% of total
Line of Business (1)
Property catastrophe	$383,051	55.5%	$344,128	67.0%
Property	92,949	13.4%	39,115	7.6%
Short-tail specialty and casualty	172,384	25.0%	84,403	16.5%
	648,384	93.9%	467,646	91.1%
Insurance	41,810	6.1%	45,778	8.9%
Total	$690,194	100.0%	$513,424	100.0%

	Three months ended June 30, 2009		Three months ended June 20, 2008
	Gross premiums written	% of total	Gross premiums written	% of total
Geographic area of risk insured(2)
Caribbean (3)	$28,393	8.6%	$28,537	10.5%
Europe	27,658	8.4%	10,352	3.8%
Japan and Australasia	31,061	9.5%	24,606	9.1%
North America	194,754	59.2%	165,072	60.9%
Worldwide risks(4)	31,802	9.7%	36,312	13.4%
Other	15,041	4.6%	6,299	2.3%
Total	$328,709	100.0%	$271,178	100.0%

	Six months ended June 30, 2009		Six months ended June 30, 2009
Geographic area of risk insured(1)	Gross premiums written	% of total	Gross premiums written	% of total
Caribbean (3)	$49,482	7.2%	$54,158	10.5%
Europe	98,286	14.3%	75,441	14.7%
Japan and Australasia	42,979	6.2%	33,756	6.6%
North America	320,490	46.4%	242,823	47.3%
Worldwide risks(4)	142,949	20.7%	93,480	18.2%
Other	36,008	5.2%	13,766	2.7%
Total	$690,194	100.0%	$513,424	100.0%

(1)   Gross premiums written relating to the Lloyd’s segment are primarily included in short-tail specialty and casualty and property.
(2)   Except as otherwise noted, each of these categories includes contracts that cover risks located primarily in the designated geographic area.
(3)   Gross premiums written relating to the Insurance segment are included in the Caribbean geographic area.
(4)   This geographic area includes contracts that cover risks in two or more geographic zones.

Flagstone Reinsurance Holdings Limited
CONSOLIDATED BALANCE SHEETS (Unaudited)

	As at
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
ASSETS
Investments:
Fixed maturity investments, at fair value	$1,077,479	$944,520	$784,355	$697,839	$804,798
Short term investments, at fair value	229,837	124,907	30,413	29,888	20,196
Equity investments, at fair value	3,400	2,855	5,313	78,426	107,935
Other investments	53,534	52,314	54,655	423,144	464,141
Total investments	1,364,250	1,124,596	874,736	1,229,297	1,397,070
Cash and cash equivalents	378,232	603,950	783,705	633,993	561,850
Restricted cash	79,561	41,644	42,403	6,011	3,838
Premium balances receivable	453,668	363,382	218,287	275,778	314,456
Unearned premiums ceded	85,563	68,014	31,119	41,789	39,682
Reinsurance recoverable	16,810	11,582	16,422	14,599	1,481
Accrued interest receivable	9,554	6,840	7,226	5,854	7,214
Receivable for investments sold	11,114	14,578	9,634	31,749	2,942
Deferred acquisition costs	70,484	59,970	44,601	52,502	51,467
Funds withheld	18,676	12,425	14,433	11,915	10,096
Goodvill, intangibles and other assets	166,486	165,058	173,404	111,729	83,080
TOTAL ASSETS	$2,654,398	$2,472,039	$2,215,970	$2,415,216	$2,473,176

LIABILITIES
Loss and loss adjustment expense reserves	$453,490	$429,802	$411,565	$392,462	$233,596
Unearned premiums	522,681	421,218	270,891	350,786	389,223
Insurance and reinsurance balances payable	46,214	51,641	31,123	32,984	33,749
Payable for investments purchased	16,249	28,762	7,776	4,944	6,162
Long term debt	251,987	265,306	252,575	252,838	255,037
Other liabilities	57,220	51,158	58,577	104,772	79,302
TOTAL LIABILITIES	1,347,841	1,247,887	1,032,507	1,138,786	997,069

EQUITY
Common voting shares	849	849	848	853	853
Additional paid-in capital	904,228	901,344	897,344	899,920	911,964
Accumulated other comprehensive (loss) income	(2,902)	(6,377)	(8,271)	8,608	2,718
Retained earnings	192,604	128,307	96,092	175,038	364,649
Total Flagstone Shareholders’ Equity	1,094,779	1,024,123	986,013	1,084,419	1,280,184
Noncontrolling Interest in Subsidiaries(1)	211,778	200,029	197,450	192,011	195,923
TOTAL EQUITY	1,306,557	1,224,152	1,183,463	1,276,430	1,476,107
TOTAL LIABILITIES AND EQUITY	$2,654,398	$2,472,039	$2,215,970	$2,415,216	$2,473,176
Basic book value per common share	$12.87	$12.04	$11.61	$12.68	$14.97
Diluted book value per common share	$12.42	$11.60	$11.30	$12.62	$14.53
Debt to total capitalization(2)	18.7%	20.6%	20.4%	18.9%	16.6%

(1) Noncontrolling Interest in Subsidiaries includes Mont Fort Re (see Pages 11 and 12 for additional information), Island Heritage and Flagstone Reinsurance Africa.
(2) Comprises long term debt divided by the sum of long term debt plus Flagstone shareholders' equity.

Flagstone Reinsurance Holdings Limited
INVESTMENT PORTFOLIO COMPOSITION (Unaudited)

	As at
TYPE OF INVESTMENT	June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008		June 30, 2008
U.S. government and agency securities	$435,765	32.0%	$486,822	43.3%	$486,841	55.7%	$407,658	33.2%	$453,670	32.5%
Corporates	426,041	31.2%	239,273	21.3%	140,424	16.0%	123,488	10.1%	147,045	10.5%
U.S. states and political subdivisions	369	0.0%	–	0.0%	–	0.0%	–	0.0%	–	0.0%
Non U.S. government and government agencies	99,846	7.3%	101,603	9.0%	15,206	1.8%	2,759	0.2%	2,351	0.2%
Mortgage-backed securities	95,096	7.0%	89,326	7.9%	112,074	12.8%	119,503	9.7%	128,961	9.2%
Asset-backed securities	20,362	1.5%	27,496	2.4%	29,810	3.4%	44,431	3.6%	72,771	5.2%
Total fixed maturities	1,077,479	79.0%	944,520	83.9%	784,355	89.7%	697,839	56.8%	804,798	57.6%
Short term investments	229,837	16.8%	124,907	11.1%	30,413	3.5%	29,888	2.4%	20,196	1.4%
Total	1,307,316	95.8%	1,069,427	95.0%	814,768	93.2%	727,727	59.2%	824,994	59.0%
Equity securities	3,400	0.3%	2,855	0.3%	5,313	0.6%	78,426	6.4%	107,935	7.8%
Other investments	53,534	3.9%	52,314	4.7%	54,655	6.2%	423,144	34.4%	464,141	33.2%
Total	$1,364,250	100.0%	$1,124,596	100.0%	$874,736	100.0%	$1,229,297	100.0%	$1,397,070	100.0%

CREDIT QUALITY OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
AAA	$968,804	74.1%	$833,416	78.0%	$677,294	83.1%	$604,025	83.0%	$672,160	81.5%
AA	84,993	6.5%	82,590	7.7%	24,868	3.1%	44,598	6.1%	55,325	6.7%
A	176,485	13.5%	110,004	10.3%	81,849	10.1%	52,850	7.3%	70,977	8.6%
BBB	76,102	5.8%	42,990	4.0%	30,434	3.7%	26,053	3.6%	26,233	3.2%
Below investment grade	932	0.1%	427	0.0%	323	0.0%	201	0.0%	299	0.0%
Total	$1,307,316	100.0%	$1,069,427	100.0%	$814,768	100.0%	$727,727	100.0%	$824,994	100.0%

MATURITY PROFILE OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
Within one year	$286,690	21.8%	$190,111	17.8%	$96,660	11.9%	$102,188	14.1%	$65,864	8.0%
From one to five years	656,081	50.2%	473,794	44.3%	301,166	37.0%	230,842	31.7%	214,970	26.1%
From five to ten years	186,571	14.3%	221,870	20.7%	142,939	17.5%	118,504	16.3%	203,960	24.7%
Above ten years	62,516	4.9%	66,830	6.3%	132,119	16.2%	112,259	15.4%	138,468	16.8%
Asset-backed and mortgage-backed securities	115,458	8.8%	116,822	10.9%	141,884	17.4%	163,934	22.5%	201,732	24.4%
Total	$1,307,316	100.0%	$1,069,427	100.0%	$814,768	100.0%	$727,727	100.0%	$824,994	100.0%

Average credit quality	AA+		AA+		AA+		AA+		AA+

OTHER INVESTMENTS	$–		$–		$–		$15,049		$6,846
Alliance Re	–		–		–		56,308		69,679
Real estate investment trusts	5,316		7,841		9,805		30,237		31,258
Investment funds	43,221		39,175		39,174		39,888		40,081
Catastrophe bonds	–		–		–		281,662		316,267
Fixed income fund	4,997		5,298		5,676		–
Other investment	$53,534		$52,314		$54,655		$423,144		$464,141
Total

Flagstone Reinsurance Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES:  PAID TO INCURRED ANALYSIS (Unaudited)

	Three months ended June 30, 2009			Three months ended March 31, 2009			Three months ended December 31, 2008
Loss and loss adjustment expense reserves	Gross	Recoveries	Net	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$429,802	$(11,582)	$418,220	$411,565	$(16,422)	$395,143	$392,462	$(14,599)	$377,863
Incurred	59,805	(2,164)	57,641	78,083	(1,489)	76,594	79,931	4,120	84,051
Other(1)(2)	18,577	(15,325)	3,252	(6,039)	4,760	(1,279)	58,455	(7,446)	51,009
Paid	(54,694)	12,261	(42,433)	(53,087)	1,569	(52,238)	(119,283)	1,503	(117,780)
End of period	$453,490	$(16,810)	$436,680	$429,802	$(11,582)	$418,220	$411,565	$(16,422)	$395,143
Paid to incurred percentage	91.5%	566.6%	73.6%	68.9%	105.4%	68.2%	149.2%	-36.5%	140.1%

	Three months ended September 30, 2008			Three months ended June 30, 2008
Loss and loss adjustment expense reserves	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$233,596	$(1,481)	$232,115	$200,602	$(1,683)	$198,919
Incurred	212,395	(12,627)	199,768	57,332	(1,034)	56,298
Other(1)(3)	(9,006)	(828)	(9,834)	5,283	–	5,283
Paid	(44,523)	337	(44,186)	(29,621)	1,236	(28,385)
End of period	$392,462	$(14,599)	$377,863	$233,596	$(1,481)	$232,115
Paid to incurred percentage	21.0%	2.7%	22.1%	51.7%	119.5%	50.4%

(1) This amount represents the movement in reserves as a result of foreign exchange movements.
(2) For the three months ended December 31, 2008, this amount includes the net loss reserves acquired through the Flagstone Alliance acquisition in October 2008.
(3) For the three months ended June 30, 2008, this amount includes the loss reserves acquired through the Flagstone Reinsurance Africa acquisition in June 2008.

Flagstone Reinsurance Holdings Limited
CAPITALIZATION (Unaudited)

	As at
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008

Long term debt	$251,987	$265,306	$252,575	$252,838	$255,037
Flagstone shareholders’ equity	1,094,779	1,024,123	986,013	1,084,419	1,280,184
Total Capitalization	$1,346,766	$1,289,429	$1,238,588	$1,337,257	$1,535,221

Leverage ratio:
Debt to total capitalization	18.7%	20.6%	20.4%	18.9%	16.6%

	June 30, 2009		June 30, 2008
	Debt or Facility Principal	Outstanding	Debt or Facility Principal	Outstanding
Debt and financing arrangements
Junior Subordinated Deferrable Interest Notes (a)	$25,000	$25,000	$25,000	$25,000
Junior Subordinated Deferrable Interest Notes (b)	$100,000	$88,750	$100,000	$88,750
Deferrable Interest Debentures (c)	$120,000	$120,000	$120,000	$120,000
Deferrable Interest Debentures (d)	€13,000	€13,000	€13,000	€13,000
Other long term debt	$-	$-	$945	$819
Letter of credit facility (e)	$-	$-	$400,000	$72,060
Letter of credit facility (f)	$-	$-	$200,000	$-
Letter of credit facility (g)	$450,000	$285,700	$-	$-
Letter of credit facility (h)	$200,000	$-	$-	$-
Letter of credit facility (i)	$50,000	$-

Notes:

(a) The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 310 basis points per annum reset quarterly. The notes mature on September 15, 2037 and may be called at par by the Issuer at any time after September 15, 2012.

(b) The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 300 basis points per annum reset quarterly. The notes mature on July 30, 2037 and may be called at par by the Issuer at any time after July 30, 2012.

(c) The Deferrable Interest Debentures have a floating rate equal to LIBOR plus 354 basis points per annum reset quarterly. The notes mature on September 15, 2036 and may be called at par by the Issuer at any time after September 15, 2011.

(d) The Deferrable Interest Debentures have a floating rate equal to EURIBOR plus 354 basis points per annum reset quarterly. The notes mature on September 15, 2036 and may be called at par by the Issuer at any time after September 15, 2011.

(e) $400.0 million uncommitted letter of credit facility agreement with Citibank N.A. This facility was replaced on January 22, 2009.

(f) $200.0 million uncommitted letter of credit facility agreement with Wachovia Bank, N.A. This facility was terminated on June 11, 2009

(g) On January 22, 2009, Flagstone Suisse entered into a secured $450.0 million standby letter of credit facility with Citibank Europe Plc. This facility replaces the previous $400.0 million LOC with Citibank N.A. The drawn amount of the facility at June 30, 2009 was secured by $327.2 million of fixed maturity securities from the Company's investment portfolio.

(h) On March 5, 2009, Flagstone Suisse entered into a secured $200.0 million secured committed letter of credit facility with Barclays Bank Plc. At June 30, 2009, no letters of credit have been issued under this facility.

(i) On June 5, 2009, Flagstone Suisse entered into a secured $50.0 million standby letter of credit facility with BNP Paribas. As at June 30, 2009, no letters of credit have been issued under this facility.

Flagstone Reinsurance Holdings Limited
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP (Unaudited)

	Three months ended		Six months ended		Year ended
	June 30, 2009	June 30, 2008	June 30, 2009	June 30, 2008	December 31, 2008
Net income attributable to Flagstone	$67,814	$41,948	$103,557	$74,808	$(187,302)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic weighted average common shares outstanding (1)	85,070,001	85,470,205	85,070,001	85,470,043	85,328,704

Dilutive share equivalents:
Weighted average unvested restricted share units	92,980	168,301	183,229	244,153	–
Diluted weighted average common shares outstanding	85,162,981	85,638,506	85,253,230	85,714,196	85,328,704

EARNINGS PER COMMON SHARE
Basic	$0.80	$0.49	$1.22	$0.88	$(2.20)
Diluted	$0.80	$0.49	$1.21	$0.87	$(2.20)

(1) Includes weighted average vested restricted share units

Flagstone Reinsurance Holdings Limited
NON-GAAP FINANCIAL MEASURES RECONCILIATION
BASIC AND DILUTED BOOK VALUE PER COMMON SHARE (Unaudited)

	As at
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
DILUTIVE COMMON SHARES AS IF OUTSTANDING

Flagstone shareholders’ equity	$1,094,779	$1,024,123	$986,013	$1,084,419	$1,280,184
Cumulative dividends declared	27,519	24,001	20,473	17,090	14,026
Common shares outstanding	84,864,844	84,864,844	84,801,732	85,346,325	85,346,325
add in:
vested restricted share units	205,157	205,157	135,476	152,958	152,958
Total common shares and common share equivalents outstanding	85,070,001	85,070,001	84,937,208	85,499,283	85,499,283

Basic book value per common share	$12.87	$12.04	$11.61	$12.68	$14.97
Basic book value per common share plus accumulated dividends (2)	$13.19	$12.32	$11.85	$12.88	$15.14
Diluted book value on an “as if converted basis”
Flagstone shareholders’ equity	$1,094,779	$1,024,123	$986,013	$1,084,419	$1,280,184
add in:
proceeds on exercise of warrant (1)	–	–	–	–	–
Adjusted Flagstone shareholders’ equity	$1,094,779	$1,024,123	$986,013	$1,084,419	$1,280,184
Cumulative dividends declared	$27,519	$24,001	$20,473	$17,090	$14,026

As if converted diluted shares outstanding
Common shares and share equivalents outstanding	85,070,001	85,070,001	84,937,208	85,499,283	85,499,283
add in:
vesting of performance share units	2,786,585	2,871,703	2,189,982	105,822	2,312,658
vesting of restricted share units	299,660	320,210	147,400	301,746	324,550
Diluted common shares outstanding	88,156,246	88,261,914	87,274,590	85,906,851	88,136,491

Diluted book value per common share	$12.42	$11.60	$11.30	$12.62	$14.53

Diluted book value per common share plus accumulated dividends (2)	$12.73	$11.88	$11.53	$12.82	$14.68

Change in diluted book value per share: Quarter	7.0%	2.7%	(10.5)%	(13.1)%	3.1
Change in diluted book value per share adjusted for dividends (3): Quarter	7.2%	3.0%	(10.1)%	(12.7)%	3.4%
Change in diluted book value per share adjusted for dividends (3): Rolling 12 months	(13.3)%	(16.4)%	(17.3)%	(3.8)%	17.9%
Annualized change in diluted book value per share adjusted for dividends since inception	7.6%	5.9%	5.4%	10.0%	17.3%

(1) Diluted book value per share incorporates the assumption that the warrant would not be exercised at the end of any period where the share price is less than the strike price.
(2) Basic and Diluted book value per common share plus accumulated dividends is calculated by dividing the sum of Flagstone shareholders’ equity and cumulative dividends declared by diluted common shares outstanding.
(3) Change in diluted book value adjusted for dividends is the internal rate of return of the increase in diluted book value per share in the period plus dividends declared.

Flagstone Reinsurance Holdings Limited
SUMMARY CONSOLIDATING BALANCE SHEET - MONT FORT (unaudited)

	As at June 30, 2009
	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/ Elimination	Flagstone Consolidated
ASSETS
Investments:
Fixed maturity investments, at fair value	$1,039,095	$38,384	$–	$1,077,479
Short term investments, at fair value	229,837	–	–	229,837
Equity investments, at fair value	3,400	–	–	3,400
Other investments	55,082	–	(1,548)	53,534
Total investments	1,327,414	38,384	(1,548)	1,364,250
Cash and cash equivalents	220,779	157,453	–	378,232
Restricted cash	79,561	–	–	79,561
Premium balances receivable	460,460	10,085	(16,877)	453,668
Unearned premiums ceded	85,563	–	–	85,563
Reinsurance recoverable	16,810	–	–	16,810
Accrued interest receivable	9,203	351	–	9,554
Receivable for investments sold	11,114	–	–	11,114
Deferred acquisition costs	70,484	–	–	70,484
Funds withheld	18,676	–	–	18,676
Goodwill, intangibles and other assets	165,966	520	–	166,486
Due from related parties	2,808	(2,808)	–	–
TOTAL ASSETS	$2,468,838	$203,985	$(18,425)	$2,654,398

LIABILITIES
Loss and loss adjustment expense reserves	$453,490	$–	$–	$453,490
Unearned premiums	522,681	–	–	522,681
Insurance and reinsurance balance payable	46,255	16,836	(16,877)	46,214
Payable for investments purchased	16,249	–	–	16,249
Long term debt	251,987	–	–	251,987
Other liabilities	57,158	62	–	57,220
TOTAL LIABILITIES	1,347,820	16,898	(16,877)	1,347,841

EQUITY
Common voting shares	849	1,400	(1,400)	849
Additional paid-in capital	904,228	121,718	(121,718)	904,228
Accumulated other comprehensive loss	(2,902)	–	–	(2,902)
Retained earnings	192,604	63,969	(63,969)	192,604
TOTAL FLAGSTONE SHAREHOLDERS’ EQUITY	1,094,779	187,087	(187,087)	1,094,779
Noncontrolling Interest in Subsidiaries	26,239	–	185,539	211,778
TOTAL EQUITY	1,121,018	187,087	(1,548)	1,306,557

TOTAL LIABILITIES AND EQUITY	$2,468,838	$203,985	$(18,425)	$2,654,398

Flagstone Reinsurance Holdings Limited
SUMMARY CONSOLIDATING INCOME STATEMENTS – MONT FORT (unaudited)

	Quarter ending June 30, 2009				YTD June 30, 2009
	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/ Elimination	Flagstone Consolidated	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/ Elimination	Flagstone Consolidated
REVENUES
Gross premiums written	$328,709	$10,953	$(10,953)	$328,709	$690,194	$25,112	$(25,112)	$690,194
Premiums ceded	(70,695)	–	10,953	(59,742)	(160,523)	–	25,112	(135,411)
Net premiums written	258,014	10,953	–	268,967	529,671	25,112	–	554,783
Change in net unearned premiums	(77,595)	(4,396)	–	(81,991)	(181,299)	(13,673)	–	(194,972)
Net premiums earned	180,419	6,557	–	186,976	348,372	11,439	–	359,811
Net investment income	10,375	273	(2)	10,646	8,261	632	–	8,893
Net realized and unrealized losses - investments	7,098	(16)	–	7,082	6,081	(898)	–	5,183
Net realized and unrealized gains - other	2,470	–	–	2,470	9,900	–	–	9,900
Other income	4,585	(1,917)	(335)	2,333	10,727	(2,634)	(591)	7,502
Total revenues	204,947	4,897	(337)	209,507	383,341	8,539	(591)	391,289

EXPENSES
Loss and loss adjustment expenses	63,250	(5,609)	–	57,641	139,695	(5,460)	–	134,235
Acquisition costs	35,896	645	(338)	36,203	63,663	1,171	(594)	64,240
General and administrative expenses	34,569	9	–	34,578	68,820	58	–	68,878
Interest expense	3,119	–	–	3,119	6,676	–	–	6,676
Net foreign exchange losses	(362)	–	–	(362)	735	–	–	735
Total expenses	136,472	(4,955)	(338)	131,179	279,589	(4,231)	(594)	274,764
Income before income taxes and interest in earnings of equity investments	68,475	9,852	1	78,328	103,752	12,770	3	116,525
Provision for income tax	(250)	–	–	(250)	456	–	–	456
Interest in earnings of equity investments	(299)	–	(1)	(300)	(675)	–	(3)	(678)
Net income	67,926	9,852	-	77,778	103,533	12,770	–	116,303
Less: Income attributable to noncontrolling interest	(112)	-	(9,852)	(9,964)	24	–	(12,770)	(12,746)
NET INCOME ATTRIBUTABLE TO FLAGSTONE	$67,814	$9,852	$(9,852)	$67,814	$103,557	$12,770	$(12,770)	$103,557
Income before noncontrolling interest	$67,926	$9,852	$–	$77,778	$103,533	$12,770	$–	$116,303
Change in currency translation adjustment	5,399	–	–	5,399	7,266	–	–	7,266
Change in defined benefit pension plan obligation	(145)	–	–	(145)	(321)	–	–	(321)
Comprehensive income	73,180	9,852	–	83,032	110,478	12,770	–	123,248
Less: Comprehensive income attributable to noncontrolling interest	(1,891)		(9,852)	(11,743)	(1,552)	–	(12,770)	(14,322)
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO FLAGSTONE	$71,289	$9,852	$(9,852)	$71,289	$108,926	$12,770	$(12,770)	$108,926

KEY RATIOS
Loss ratio	35.1%			30.8%	40.1%			37.3%
Acquisition cost ratio	19.9%			19.4%	18.3%			17.9%
General and administrative expense ratio	19.2%			18.5%	19.8%			19.1%
Combined ratio	74.2%			68.7%	78.2%			74.3%

Flagstone Reinsurance Holdintgs Limited
NON-GAAP FINANCIAL MEASURE RECONCILIATION (UNAUDITED)

	Three months ended		Six months ended
	June 30, 2009	June 30, 2008	June 30, 2009	June 30, 2008
Net income attributable to Flagstone	$67,814	$41,948	$103,557	$74,808

ADJUSTMENTS FOR:
Net realized and unrealized (gains) losses - investments	(7,082)	9,339	(5,183)	21,751
Net realized and unrealized (gains) losses - other	(2,470)	(11,132)	(9,900)	1,105
Net foreign exchange losses (gains)	(362)	1,630	735	(5,069)

NET OPERATING INCOME	$57,900	$41,785	$89,209	$92,595

AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY	$1,059,451	$1,260,873	$1,040,396	$1,245,335

ANNUALIZED NET OPERATING RETURN ON AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY	21.9%	13.3%	17.1%	14.9%